EXHIBIT 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Quarterly Report on Form 10-Q of Foundation Coal Corporation for the period ended September 30, 2005, I, James F. Roberts Chief Executive Officer of Foundation Coal Corporation hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.                This Form 10-Q for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                The information contained in this Form 10-Q for the period ended September 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Foundation Coal Corporation.

Date: November 14, 2005	/s/ JAMES F. ROBERTS
James F. Roberts
Chief Executive Officer